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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       SEPTEMBER 30, 1999



                               NETRIX CORPORATION
               (Exact Name of Registrant as Specified in Charter)



            DELAWARE                    000-20512                54-1345159
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)




                               NETRIX CORPORATION
                          13595 DULLES TECHNOLOGY DRIVE
                             HERNDON, VIRGINIA 20171
          (Address of Principal Executive Offices, Including Zip Code)
                                (703) 742-6000
             (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

      On September 30, 1999, Netrix Corporation, a Delaware corporation ("Netrix"), and OpenROUTE Networks, Inc., a Massachusetts corporation ("OpenROUTE"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), that provides, among other things, for the merger (the "Merger") of OpenROUTE with and into Netrix. Upon consummation of the Merger, OpenROUTE will become a wholly-owned subsidiary of the Netrix.

      The transaction has been approved by the boards of directors of both companies, but remains contingent upon, among other things, approval by the stockholders of both Netrix and OpenROUTE and other customary conditions.

      Under the terms of the Merger Agreement, Netrix stockholders will retain their shares and OpenROUTE stockholders will receive one share of the Netrix common stock in exchange for each share of OpenROUTE common stock held by them at the effective time of the Merger. Options to purchase shares of OpenROUTE common stock also will be converted. Each holder of an option to purchase shares of OpenROUTE common stock will receive an option to purchase shares of Netrix common stock in the same number and at the same exercise price per share as was held under the option to purchase OpenROUTE shares.

      The Merger is intended to constitute a tax-free reorganization.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired.

         Not Applicable

(b)   Pro Forma Financial Information.

         Not Applicable

(c)   Exhibits.

         The following exhibits are filed with this Report:

      EXHIBIT NO.                      DESCRIPTION.
      -----------                      ------------

      2.1         Agreement   and  Plan  of  Merger  by   and   between   Netrix
                  Corporation   and   OpenROUTE  Networks,  Inc.,  dated  as  of
                  September 30, 1999.

      99.1        Voting Agreement,  by  and  between OpenROUTE  Networks,  Inc.
                  and Howard Salwen, dated as of September 30, 1999.


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      99.2        Voting Agreement,  by  and  between OpenROUTE  Networks,  Inc.
                  and Bryan Holley, dated as of September 30, 1999.

      99.3 Voting Agreement, by and between Netrix Corporation and Steven T. Francesco, dated September 30, 1999.

      99.4        Joint  Press  Release of  Netrix  Corporation  and   OpenROUTE
                  Networks, Inc., dated September 30, 1999.


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NETRIX CORPORATION



Date:  October 14, 1999                     By: /s/ Peter J. Kendrick
                                               _______________________________
                                               Name:  Peter J. Kendrick
                                               Title: Chief Financial Officer



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                                  EXHIBIT LIST




   EXHIBIT NO.    DESCRIPTION

      2.1         Agreement   and   Plan  of   Merger  by  and  between   Netrix
                  Corporation  and   OpenROUTE  Networks,  Inc.,  dated   as  of
                  September 30, 1999.

      99.1        Voting Agreement,  by  and  between OpenROUTE  Networks,  Inc.
                  and Howard Salwen, dated as of September 30, 1999.

      99.2        Voting Agreement,  by  and  between OpenROUTE  Networks,  Inc.
                  and Bryan Holley, dated as of September 30, 1999.

      99.3 Voting Agreement, by and between Netrix Corporation and Steven T. Francesco, dated September 30, 1999.

      99.4 Joint Press Release of Netrix Corporation and OpenROUTE Networks, Inc., dated September 30, 1999.


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